                        UBS PACE SELECT ADVISORS TRUST

             Supplement to the Prospectus Relating to Class A, Class B,
                      Class C and Class Y dated December 1, 2003

                                                                January 14, 2004

Dear Investor,

     The following supplements information contained in the Prospectus section titled "Managing Your Fund Account":

     THE FIRST SENTENCE UNDER THE SUB-HEADING "CLASS Y SHARES" IS DELETED AND REPLACED BY THE FOLLOWING:

     Shareholders pay no front-end sales charges on Class Y shares.
     However, as principal underwriter of the Funds, UBS Global AM makes ongoing payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Funds. The net management fee is the contractual management fee less any management fee waivers.

     THE FOLLOWING IS INSERTED AFTER THE LAST PARAGRAPH OF THE SUB-SECTION TITLED "BUYING SHARES:"

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

     UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

        - 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc. These payments do not apply to shares of UBS PACE Money Market Investments.

        - a monthly retention fee at the annual rate of 0.10% of the value of shares of a Fund that are held in a UBS Financial Services Inc. account at month-end. These payments do not apply to shares of UBS PACE Money Market Investments.

     The foregoing payments are made by UBS Global AM out of its own resources.

                                                                 Item # ZS-233